SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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Lincoln Variable Insurance Products Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1301 South Harrison Street

Fort Wayne, Indiana 46802

August 10, 2026

Re:	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund

Dear Contract Owners and Shareholders:

Enclosed is a notice and Proxy Statement relating to a Special Meeting of Shareholders of LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”).

The Fund is a series of Lincoln Variable Insurance Products Trust (the “Trust”). The Special Meeting of Shareholders (together with any postponements or adjournments thereof, the “Meeting”) of the Fund is scheduled to be held at the offices of the Trust located at 150 North Radnor-Chester Road, Radnor, Pennsylvania 19087 on September 29, 2026 at [11:00 a.m.], Eastern time. At the Meeting, the shareholders of the Fund who are entitled to vote at the Meeting will be asked to approve the proposal described below.

You currently have an investment interest in the Fund. In the attached Proxy Statement, you are being asked to vote on the change of sub-classification of the Fund. The Fund is part of the Trust, and has been available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued by The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”).

At a meeting held on June 2-3, 2026, the Board of Trustees of the Trust (the “Board”), upon the recommendation of Lincoln Financial Investments Corporation (the “Adviser”), the investment adviser of the Fund, considered and approved the change in sub-classification of the Fund from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction (the “Proposal”) and agreed to submit the Proposal to shareholders for approval.

The Board recommends that you vote “For” the Proposal as described in the enclosed Proxy Statement. Your vote is important – even if you elect to move to a new investment option before the Proposal.

Please read the Proxy Statement and consider it carefully before completing your voting instruction. We appreciate your participation and prompt response in this matter and thank you for your continued support.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to provide voting instructions, please see the Contract Owners Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

If you have any questions about the Meeting, please feel free to call [(800) 4LINCOLN (454-6265)].

Sincerely,

/s/ Gordon Huellmantel
Gordon Huellmantel
Senior Vice President
Lincoln Variable Insurance Products Trust

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Notice of Special Meeting of Shareholders

LVIP ClearBridge Franklin Select Large Cap

Managed Volatility Fund

Scheduled for September 29, 2026

Dear Contract Owners and Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (together with any postponements or adjournments thereof, the “Meeting”) of the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), is scheduled for September 29, 2026 at [11:00 a.m.] Eastern Time, to be held at the offices of the Trust located at 150 North Radnor-Chester Road, Radnor, Pennsylvania 19087, for the following purposes:

(1)	To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction; and,

(2)	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Only shareholders of record at the close of business on July 1, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Fund on the Record Date are entitled to vote as though they were direct shareholders of the Fund.

The shares of the Fund are sold, directly or indirectly, primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”), that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. For convenience, contract owners, policy holders, and plan participants are referred to collectively herein as “Contract Owners.” Contract Owners have the right to instruct Lincoln Life and Lincoln New York, as the record owners of shares of the Fund that are owned in the Accounts, how to vote the shares of the Fund that are attributable to those Accounts at the Meeting.

To assist you, a proxy card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. The proxy is being solicited on behalf of the Board.

We realize that you may not be able to attend the Meeting. However, we do need your voting instructions. Whether or not you plan to attend the Meeting, please promptly complete, sign, and return each voting instruction card included with this Proxy Statement/Prospectus in the enclosed postage-paid envelope or provide your voting instructions by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement. Voting instructions must be received by 5:00 p.m. Eastern time on [September 25, 2026]. If you decide to attend the Meeting, you may revoke your prior voting instructions and provide voting instructions by attending the Meeting. The number of shares of the Fund attributable to you will be voted in accordance with your voting instruction card.

It is important for you to vote on the proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the proposal.

The date of the first mailing of the proxy card and this Proxy Statement to shareholders and to the corresponding Contract Owners will be on or about August 10, 2026. If you have any questions about the Meeting, please feel free to call us toll free at [(800) 4LINCOLN (454-6265)].

By Order of the Board of Trustees of the Trust

/s/ Christina Pron
Christina Pron, Esq.
Assistant Secretary

August 10, 2026

Important notice regarding the availability of proxy materials for the shareholder Meeting to be held on September 29, 2026: this Notice of Special Meeting of Shareholders, Proxy Statement and the form of voting instruction and proxy card are available on the Internet at https://www.proxy-direct.com/lin-35279

PROXY STATEMENT

[August 3, 2026]

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

LVIP CLEARBRIDGE FRANKLIN SELECT

LARGE CAP MANAGED VOLATILITY FUND

TO BE HELD ON September 29, 2026

Relating to the Reclassification of the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund

INTRODUCTION

This proxy statement (“Proxy Statement”) relates to a Special Meeting of shareholders (together with any postponements or adjournments thereof, the “Meeting”) of the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”), to be held on September 29, 2026. As more fully described in this Proxy Statement, the purpose of the Meeting is for shareholders to consider and to vote on the proposed change of sub-classification of the Fund from “diversified” to “non-diversified” and the elimination of a fundamental investment restriction that requires the Fund to be diversified (the “Proposal”).

In connection with this Proxy Statement, please note the following:

•	The Proposal will not affect the value of a Contract Owner’s investments.

•	The Proposal will not be a taxable transaction for Contract Owners.

•	The Fund will bear all expenses associated with this Proxy Statement and the Proposal.

•	Every vote counts.

BACKGROUND

The Fund is available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued or administered by The Lincoln National Life Insurance Company (“Lincoln Life”), an Indiana insurance company located at 1301 South Harrison Street, Fort Wayne, Indiana 46802, and Lincoln Life & Annuity Company of New York, a New York insurance company located at 100 Madison Street, Suite 1860, Syracuse, NY 13202 (“Lincoln New York” and, together, “Lincoln”). Contract owners who selected the Fund for investment through a Lincoln Contract (the “Contract Owners”) have a beneficial interest in the Fund, but do not directly hold shares of the Fund. Lincoln, which uses the Fund as a funding vehicle, is the shareholder of record of the Fund and, as the legal owner of the Fund’s shares, has sole voting and investment power with respect to the shares, but passes through any voting rights to Contract Owners. Accordingly, for ease of reference throughout this Proxy Statement, Contract Owners also may be referred to as “shareholders.”

Upon the recommendation of Lincoln Financial Investments Corporation, the Fund’s investment adviser (the “Adviser”), the Trust’s Board, including a majority of the Independent Trustees, considered and approved the Proposal and authorized sending a proxy statement to shareholders and Contract Owners of the Fund to solicit approval of the Proposal.

The Board recommends that Contract Owners of the Fund approve the Proposal.

SUMMARY OF THE PROPOSAL

The Proposal provides for the reclassification of the Fund from diversified to non-diversified on or about September 30, 2026 (the “Reclassification Date”). We recommend that you read the enclosed Proxy Statement. In addition to the detailed information in the Proxy Statement, the following questions and answers provide an overview of key information about the Reorganization.

Q.	Why are we sending you the Proxy Statement?

A.	We are asking you to approve a change in the Fund’s diversification status. At a meeting held on June 2-3, 2026, the Board approved the change in sub-classification of the Fund from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction subject to shareholder approval. You are receiving the enclosed Proxy Statement in connection with a special shareholder meeting of the Fund. At the special meeting, shareholders of the Fund will be asked to vote on the approval of the Proposal.

Q.	Why has the Board approved the Proposal?

A.	The Fund is sub-classified as a diversified fund. A diversified fund must limit all investments greater than 5% of its assets in any one issuer to no more than, in the aggregate, 25% of the fund’s assets. However, for the past several years, the growth of mega-cap companies and resulting issuer concentration remain elevated and present challenges for diversified large cap strategies. For example, within the Russell 1000 Growth Index, asset managers may face a headwind to performance, as well as portfolio construction challenges and increased tracking error, as a direct consequence of remaining diversified while the largest five issuers in the index account for over 25% of the index by weight. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. The Fund’s portfolio managers believe that the proposed change will allow the Fund to better implement its investment strategy in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

Q.	What will happen if the Proposal is approved?

A.	Shareholders of the Fund are being asked to approve changing the Fund’s sub-classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act. The changes will give the Fund the ability to invest a greater percentage of its assets in the obligations or securities of a smaller number of issuers or any one issuer than a diversified fund. Shareholders should note that if the changes in the Fund’s sub-classifications to “non-diversified” are approved, the Fund’s risk profile may increase (for additional information, see “Proposal” below).

Q.	Will the Reclassification impact my interest in the Fund if the Proposal is approved?

A.	The Proposal is not expected to affect the value of your interest in the Fund.

Q.	Will I have to pay federal income taxes as a result of the Reclassification?

A.	The Reclassification will not result in a taxable event for Contract Owners.

Q.	Who will pay the costs of the Proposal?

A.	The Fund will bear the expenses of the Proposal, including preparation of this Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, regulatory filings, legal fees, and expenses of holding shareholders’ meetings. The Adviser estimates the expenses of the Proposal will total approximately $35,000.

Q.	What will happen if shareholders of the Fund do not approve the Proposal?

A.	If the Proposal is not approved, the Fund will continue to operate as a diversified fund, as defined under the 1940 Act, and the Fund’s related fundamental investment restriction on diversification will remain in effect.

Q.	When will the Reclassification occur?

A.	The Reclassification is expected to be completed on or about September 30, 2026, subject to shareholder approval.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote in favor of the Proposal.

Q.	How can I attend the Special Meeting?

A.

The Special Meeting will be an in-person meeting of shareholders, which will be held on September 29, 2026 at [11:00 am EST] at the offices of the Trust located at 150 North Radnor-Chester Road, Radnor, Pennsylvania 19087. You are entitled to participate in the Special Meeting only if you were a shareholder of the Fund as of the close of business on the Record Date.

You will be able to attend the Special Meeting in-person at the time and location noted above

THE PROPOSAL

Reasons for the Proposal

The Fund is currently sub-classified as “diversified” for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, the Fund is limited as to the amount it may invest in any single issuer. Specifically, for 75% of its total assets, the Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items.

In addition, the Fund currently has a fundamental investment restriction on diversification, which may only be changed with shareholder approval. The Adviser has proposed to change this fundamental investment restriction as follows:

Current	Proposed
[The Fund may not ...,] With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.	None.

As shown in the table above, if shareholders approve changing the Fund’s sub-classification from diversified to non-diversified, this fundamental investment restriction will be eliminated.

If the Proposal is approved by shareholders, the Fund will no longer be subject to the diversification limitation set forth in Section 5(b)(1) of the 1940 Act or the Fund’s current fundamental investment restrictions on diversification. Although the Fund would no longer be subject to the 1940 Act diversification restrictions, the Fund will continue to be subject to federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” As such, the Fund must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of its total assets at the close of each quarter of its taxable year must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which the Fund has invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. The Fund also must invest no more than 25% of the value of its total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and is engaged in the same, similar or related trades or businesses or, collectively, in the securities of certain publicly traded partnerships. These limits apply only as of the close of each quarter of each Fund’s taxable year. These federal tax diversification requirements may change in the future without shareholder approval.

The asset classes in which the Fund invests have experienced fundamental changes that have made it difficult for the Fund to pursue their existing investment strategies while maintaining their 1940 Act diversification status. Over the past several years, the Fund’s asset classes have become increasingly dominated by a relatively small number of large companies and the significant outperformance of some of these companies, which has resulted in a higher level of concentration of these companies in the Fund’s asset class. In other words, these companies now represent a large percentage of the investment universes in which the Fund invests.

Due to these changes to the Fund’s investment universe, the Fund is not able to take positions in these companies as large as the respective portfolio management teams believe to be beneficial for the Fund’s portfolio because the Fund is limited in doing so to maintain its diversified status. (For a diversified fund, all investments greater than 5% in any one issuer may not exceed, in the aggregate, 25% of the fund’s assets.) Thus, changing the Fund’s sub-classification to non-diversified would provide the Fund with the flexibility to pursue its investment strategy given that the Adviser believes the high level of concentration in the Fund’s asset class will remain for the foreseeable future.

Shareholders should note that, if the changes in the Fund’s sub-classifications to “non-diversified” are approved, the Fund’s risk profile may increase. This is because the investment return on a non-diversified fund typically is dependent upon the performance of securities of a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting the larger holdings in its portfolio than a diversified fund and may be more susceptible to greater losses because of such developments. Accordingly, if the Proposal is approved on behalf of the Fund, the Fund would potentially be subject to greater risk than it currently is.

Approval of the Proposal

The Board considered the recommendations of the Adviser to change the Fund’s sub-classification to non-diversified and to eliminate the Fund’s related fundamental investment restriction. The Board also considered the alternative of retaining the existing fundamental investment restriction. The Board considered all relevant factors, including the potential impact on the Fund and its risk profile, Fund disclosure changes, tax considerations, and the estimated costs associated with seeking shareholder approval of the proposed change for the Fund. Following its consideration of these matters, the Board unanimously approved the proposed change in the Fund’s sub-classification to “non-diversified” and the elimination of the Fund’s related fundamental investment restriction. It is anticipated that this Proposal, if approved, will be effective on or about September 30, 2026.

If the Proposal is not approved by shareholders, the Fund will continue to operate as a diversified fund, as defined under the 1940 Act, and the Fund’s related fundamental investment restriction on diversification will remain in effect.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL

ADDITIONAL INFORMATION ABOUT THE PROPOSAL

Transfers out of the Fund

The Proposal will have no effect on transfers into or out of the Fund. Subject to the terms of their Contract, shareholders may transfer out of the Fund into any other investment option available under their Contract at any time prior to or after the effective date of the Proposal.

Failure to Approve the Proposal

If shareholders/Contract Owners of the Fund do not approve the Proposal, the Proposal will not be implemented. The Board then would meet to consider what, if any, steps to take with respect to the Fund, such as holding another vote or continuing to run the Fund as diversified.

SHAREHOLDER AND VOTING INFORMATION

Share Ownership

At the close of business on July 1, 2026 (the “Record Date”), there were 247,647 outstanding Standard Class shares of the Fund and 22,051,620 outstanding Service Class shares of the Fund. Both Standard Class and Service Class shares of the Fund are offered as investments within Lincoln Contracts. Lincoln Life and Lincoln New York are the record owners of the shares of the Fund underlying the Contracts, but are soliciting voting instructions from Contract Owners having contract value invested in the Fund (a beneficial interest) through their respective Accounts.

Because the Fund is available as an investment for variable annuity contracts and variable life insurance policies offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of the Fund (i.e., by owning more than 25%). As of the Record Date, Lincoln Life and Lincoln New York owned [XX] and [XX] shares of the Fund, respectively, which represents [XX]% and [XX]% of the Fund’s outstanding shares, respectively. To the knowledge of the Trust, as of the Record Date, no current Trustee or executive officer of the Trust owned any separate account units attributable to 1% or more of the assets of any class of the Fund.

As of July 1, 2026, there were no shareholders that held 5% or more of the outstanding shares of any share class of the Fund, except for the insurance company shareholders.

Solicitation of Proxies

In addition to the solicitation of voting instruction forms and proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust also may engage a third-party vendor to solicit proxies from Contract Owners or shareholders. The agreement between Computershare Inc., a Delaware corporation, operating through its Computershare Fund Services division (“CFS”) and Lincoln Life states that CFS will provide proxy solicitation and tabulation services for a fee, including out-of-pocket expenses, of approximately $35,000. All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Fund.

Voting Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. At the Meeting, Lincoln Life and Lincoln New York will vote the Fund’s shares held in the Accounts, in accordance with the voting instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Fund by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing an insurance company how to vote is determined by applying the Contract Owner’s percentage interest in the Fund to the total number of votes attributable to the Fund. Holders of shares of the Fund as of the Record Date are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held.

Lincoln Life and Lincoln New York will vote (i) shares owned by Lincoln Life and Lincoln New York; and (ii) the

Fund’s shares held by the Accounts for which no timely instructions are received, in proportion to the voting instructions which are received with respect to the Fund, even if only a relatively small number of Contract Owners provide voting instructions. Therefore, the vote of a small number of shareholders can affect the overall outcome since those fewer votes have a proportional impact. Lincoln Life and Lincoln New York will vote shares of the Fund held by each of their separate accounts in accordance with the proxy voting instructions received from its Contract Owners.

All properly executed voting instruction cards received in time for the Meeting will be voted as specified in the voting instruction card. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the Proposal and Lincoln Life and Lincoln New York may vote in accordance with their judgment with respect to other matters not now known to the Board that may be presented at the Meeting.

Revocation of Voting Instructions and Proxies

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Trust (at the address of the Trust provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Meeting. Contract Owners may also revoke prior voting instructions by voting in person at the Meeting.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposals in this Proxy Statement/Prospectus. With respect to the proposal the holders of 33 1/3% of the outstanding shares of the applicable Fund, as appropriate on the Record Date, present in person or by proxy at the Meeting shall constitute a quorum. Shares that are subject to “echo” voting by Lincoln Life and Lincoln New York will be counted for purposes of determining quorum.

Effects of Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” will count as votes that are not cast at a meeting. A “broker non-vote” generally occurs when (i) a broker holds a beneficial owner’s shares in “street name,” (ii) the broker has not received share voting instructions from the beneficial owner, (iii) the broker does not have discretionary voting power on a proposal, even if it has general discretionary voting powers, because the proposal may “affect substantially” the beneficial owner’s rights or privileges of such shares; and (iv) the broker submits voting instructions on another proposal for which the broker has discretionary voting power.

Since abstentions and broker non-votes will count as votes that are present and not cast, assuming there is quorum, they will have no effect on a proposal requiring approval by a plurality of votes cast and will have the same effect as a vote “against” a proposal requiring approval by a majority of outstanding voting securities. LVIP does not expect abstentions and broker non-votes at the Meeting.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a simple majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the Meeting. A shareholder vote may be taken with respect to the Fund prior to any adjournment as to which sufficient votes have been received for approval.

Other Matters to Come Before the Meeting

To the knowledge of the Board, there is no other business to be brought before the Meeting. However, if other matters do properly come before the Meeting, Lincoln Life and Lincoln New York intend to vote the Fund’s shares in accordance with the judgment of the Board on such matters. The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on any other items (other than the Proposal) that properly come before the Meeting.

Contract Owner and Shareholder Proposals

Under authority granted to the Trustees by the Trust By-laws, and pursuant to applicable law, special meetings are called as required. Contract Owners or shareholders desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly or shareholders directly, representing certain stipulated percentages of the outstanding voting securities of the Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the Federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner or shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Trust located at 1301 South Harrison Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures for Contract Owners or shareholders may be obtained from Lincoln Life, Lincoln New York or the Secretary of the Trust.

Communications to the Board

Shareholders/Contract Owners who wish to communicate to the full Board or to any individual Trustee may address correspondence to LVIP Board of Trustees, c/o The Lincoln National Life Insurance Company at P.O. Box 2340, Fort Wayne, Indiana 46802. Without opening any such correspondence, the Trust’s management promptly will forward all such correspondence to the intended recipient(s).

OTHER INFORMATION

Investment Adviser

The Adviser is located at 150 North Radnor-Chester Road, Radnor, Pennsylvania 19087.

Investment Subadviser

ClearBridge Investments, LLC is located at One Madison Avenue, 17th Floor, New York, New York 10010.

Principal Underwriter and Distributor

Lincoln Financial Distributors, Inc. (“LFD”), is located at 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087 and is an affiliate of the Adviser.

Administrator

Lincoln Life is located at 1301 South Harrison Street, Fort Wayne, Indiana 46802 and is an affiliate of the Adviser. Lincoln Life provides various administrative services necessary for the operation of the Trust.

Householding

Only one copy of this Proxy Statement is mailed to households, even if more than one person in a household is a shareholder of record, unless the Fund has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Trust by calling [1-800-454-6265] or if using regular mail, by writing to the Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to the Trust at 1301 South Harrison Street, Fort Wayne, Indiana 46802. The Trust will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.

Financial Statements

Shareholders can obtain a copy of the most recent Annual Report and any Semi-Annual Report of the Fund without charge, by calling the Trust at [1-800-454-6265] or if using regular mail, by writing to the Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to the Trust at 1301 South Harrison Street, Fort Wayne, Indiana 46802. You can also access the Annual Reports and Semi-Annual Reports at www.lfg.com/lvip.

PLEASE:

•	PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

OR

•	VOTE TELEPHONICALLY BY CALLING [(800) 337-3503].

OR

•	VOTE ON THE INTERNET BY LOGGING ONTO WWW.PROXY-DIRECT.COM AND FOLLOWING THE ONLINE INSTRUCTIONS.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 5:00 P.M. EASTERN TIME ON [SEPTEMBER 25, 2026]. VOTES CAST BY MAIL NEED TO BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

OR

•	VOTE AT THE IN-PERSON SHAREHOLDER MEETING ON SEPTEMBER 29, 2026 AT [11:00 A.M]. EASTERN TIME.

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 Please detach at perforation before mailing. LVIP CLEARBRIDGE FRANKLIN SELECT LARGE CAP MANAGED VOLATILITY FUND PROXY (a series of Lincoln Variable Insurance Products Trust) 1301 S. HARRISON STREET, FORT WAYNE, IN 46802 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2026 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST. The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) John Morriss, Christina Pron, and James Hoffmayer, or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”), with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of the Trust located at 150 North Radnor-Chester Road, Radnor, Pennsylvania 19087 on September 29, 2026, at [•] a.m. Eastern Time and at any adjournments or postponements thereof. I acknowledge receipt of the Notice of the Special Meeting of the Shareholders and accompanying Proxy Statement dated on or about [•], 2026. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 LIN_35279_070926 PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund Special Meeting of Shareholders to be held on September 29, 2026. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-35279 Please detach at perforation before mailing. This proxy will be voted as instructed. If no specification is made for the Proposal, the proxy will be voted “FOR” the Proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1. 1. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction. 2. To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes. B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 Please detach at perforation before mailing. L LVIP CLEARBRIDGE FRANKLIN SELECT LARGE CAP MANAGED VOLATILITY FUND VOTING INSTRUCTION CARD (a series of Lincoln Variable Insurance Products Trust) 1301 S. HARRISON STREET, FORT WAYNE, IN 46802 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2026 THIS VOTING INSTRUCTION CARD IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST. [INSURANCE COMPANY DROP-IN] Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”), that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders to be held at the offices of the Trust located at 150 North Radnor-Chester Road, Radnor, Pennsylvania 19087 on September 29, 2026, at [•] a.m. Eastern Time and at any adjournments or postponements thereof. If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 LIN_35279_070926_VI PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund Special Meeting of Shareholders to be held on September 29, 2026. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-35279 Please detach at perforation before mailing. This Voting Instruction Card will be voted as instructed. If no specification is made for the Proposal, the Voting Instruction Card will be voted “FOR” the Proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1. 1. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction. 2. To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes. B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box